UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________________
FORM 8-K
________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 8, 2023
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OneSpan Inc.
(Exact name of registrant as specified in charter)
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Delaware	000-24389	36-4169320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
121 West Wacker Drive, Suite 2050
Chicago, Illinois 60601
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (312) 766-4001
N/A
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	OSPN	Nasdaq Capital Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   o
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   o

Item 5.07 Submission of Matters to a Vote of Security Holders
On June 8, 2023, OneSpan Inc. (the “Company”) held its 2023 annual meeting of stockholders (the “2023 Annual Meeting”).

At the close of business on April 11, 2023, the record date for the determination of stockholders entitled to vote at the 2023 Annual Meeting, there were 39,949,527 shares of Company common stock outstanding. At the 2023 Annual Meeting, 35,668,257 shares of Company common stock were present in person or by proxy. Set forth below is information regarding the votes cast for each proposal:

1.
To elect eight directors to serve on the board of directors of the Company until the 2024 annual meeting of stockholders, until their successors are duly elected and qualified or until their earlier death, resignation or removal. Based on the votes set forth below, each of the eight director nominees was duly elected.

	Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
Marc Boroditsky	30,515,858	109,463	4,192	5,038,744
Garry Capers	23,200,737	7,424,269	4,507	5,038,744
Sarika Garg	29,958,446	666,751	4,316	5,038,744
Marianne Johnson	29,984,705	640,816	3,992	5,038,744
Michael McConnell	28,352,379	2,272,892	4,242	5,038,744
Matthew Moynahan	30,495,950	102,835	30,728	5,038,744
Alfred Nietzel	30,337,598	247,603	4,312	5,038,744
Marc Zenner	30,497,323	127,846	4,344	5,038,744

2.	To approve, on an advisory (non-binding) basis, the Company’s named executive officer compensation. Based on the votes set forth below, the Company’s stockholders voted to approve this proposal.

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
28,226,527	2,392,860	10,126	5,038,744

3.
To ratify, on an advisory (non-binding) basis, the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2023. Based on the votes set forth below, the Company’s stockholders voted to approve this proposal.

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
33,210,123	2,450,862	7,272	—
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Number	Description
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2023	ONESPAN INC.

	By:	/s/ Lara Mataac
	Name:	Lara Mataac
	Title:	General Counsel